UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 29, 2007
(Date of earliest event reported)


                           CD 2007-CD5 Mortgage Trust
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                         (Exact name of issuing entity)

                      Citigroup Global Markets Realty Corp.
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               (Exact name of sponsor as specified in its charter)

                       German American Capital Corporation
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               (Exact name of sponsor as specified in its charter)

                      Artesia Mortgage Capital Corporation
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               (Exact name of sponsor as specified in its charter)



                 Deutsche Mortgage & Asset Receiving Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                  333-130390-05                04-3310019
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(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)

             60 Wall Street
             New York, New York                                      10005
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      (Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code   (212) 250-2500
                                                  ------------------------------

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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.

      On November 29, 2007, a single series of mortgage pass-through certificates, entitled Deutsche Mortgage & Asset Receiving Corporation, CD 2007-CD5 Commercial Mortgage Pass-Through Certificates (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), attached hereto as Exhibit 4.1, and dated as of November 1, 2007, among Deutsche Mortgage & Asset Receiving Corporation, as depositor (the "Registrant"), Capmark Finance Inc., as a master servicer, Wachovia Bank, National Association, as a master servicer, LNR Partners, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee and custodian, and Deutsche Bank Trust Company Americas, as certificate administrator and paying agent. The Certificates consist of 31 classes (each, a "Class") of Certificates, 13 of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-AB Certificates," the "Class A-4 Certificates," the "Class A-1A Certificates," the "Class XP Certificates," the "Class AM Certificates," the "Class A-MA Certificates," the "Class AJ Certificates," the "Class A-JA Certificates," the "Class B Certificates" and the "Class C Certificates" (collectively, the "Offered Certificates"); and 18 of which classes are designated as the "Class XS Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class P Certificates," the "Class Q Certificates," the "Class S Certificates," the "Class T Certificates," the "Class LR Certificates" and the "Class R Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 161 commercial, multifamily or manufactured housing community mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $2,094,183,817. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "Citigroup Mortgage Loans") were acquired by the Registrant from Citigroup Global Markets Realty Corp. ("CGMRC") pursuant to a Mortgage Loan Purchase Agreement, dated as of November 29, 2007, between the Registrant and CGMRC, certain of the Mortgage Loans (the "GACC Mortgage Loans") were acquired by the Registrant from German American Capital Corporation ("GACC") pursuant to a Mortgage Loan Purchase Agreement, dated as of November 29, 2007, between the Registrant and GACC, certain of the Mortgage Loans (the "Artesia Mortgage Loans") were acquired by the Registrant from Artesia Mortgage Capital Corporation ("Artesia") pursuant to a Mortgage Loan Purchase Agreement, dated as of November 29, 2007, between the Registrant and Artesia, certain of the Mortgage Loans (the "SunTrust Mortgage Loans") were acquired by the Registrant from SunTrust Bank ("SunTrust") pursuant to a Mortgage Loan Purchase Agreement, dated as of November 29, 2007, between the Registrant and SunTrust, and certain of the Mortgage Loans (the "CWCapital Mortgage Loans") were acquired by the Registrant from CWCapital Mortgage Securities I LLC ("CWCMS I") and CWCapital Mortgage Securities VI LLC ("CWCMS VI," and collectively with CGMRC, GACC, Artesia, SunTrust and CWCMS I, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of November 29, 2007, among the Registrant, CWCMS I, CWCMS VI and CWCapital LLC ("CWCapital," and collectively with CWCMS I and CWCMS VI, the "CWC Parties"). The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to CRMRC, GACC, Arteisa, SunTrust and the CWC Parties was derived from the sale of Certificates by the Registrant to Deutsche Bank Securities Inc. ("DBS"), Citigroup Global Markets Inc. ("CGM"), Credit Suisse Securities (USA) LLC ("CS") and SunTrust Robinson Humphrey, Inc. ("STRH") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated November 21, 2007, among the Registrant, DBS, CGM, CS and STRH (pertaining to the Offered Certificates), and a Certificate Purchase Agreement, dated November 21, 2007, among the Registrant, DBS and CGM (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to
Section 4(2) of that Act). On November 29, 2007, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated August 21, 2007, supplementing the Prospectus dated August 21, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

      Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

      It is anticipated that, effective as of January 2, 2008, Artesia will change its legal name to Dexia Real Estate Capital Markets, a Delaware corporation.

ITEM 9.01.  Financial Statements and Exhibits.

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits


Item 601(a) of
Regulation S-K
Exhibit No.     Description
-----------     -----------

(1.1) Underwriting Agreement, dated November 21, 2007, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Credit Suisse Securities
                (USA) LLC and SunTrust Robinson Humphrey, Inc.

(4.1) Pooling and Servicing Agreement, dated as of November 1, 2007, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Capmark Finance Inc., Wachovia Bank, National Association, as a master servicer, LNR Partners, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee and custodian, and Deutsche Bank Trust Company Americas, as certificate administrator and paying agent.

(99.1) Mortgage Loan Purchase Agreement, dated as of November 29, 2007, between Deutsche Mortgage & Asset Receiving Corporation and Citigroup Global Markets Realty Corp.

(99.2) Mortgage Loan Purchase Agreement, dated as of November 29, 2007, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

(99.3) Mortgage Loan Purchase Agreement, dated as of November 29, 2007, between Deutsche Mortgage & Asset Receiving Corporation and Artesia Mortgage Capital Corporation.

(99.4) Mortgage Loan Purchase Agreement, dated as of November 29, 2007, between Deutsche Mortgage & Asset Receiving Corporation and SunTrust Bank.

(99.5) Mortgage Loan Purchase Agreement, dated as of November 29, 2007, among Deutsche Mortgage & Asset Receiving Corporation, CWCapital Mortgage Securities I LLC, CWCapital Mortgage Securities VI LLC. and CWCapital LLC.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DEUTSCHE MORTGAGE & ASSET
                                       RECEIVING CORPORATION


Date: December 14, 2007


                                    By: /s/ Charles Y. Lee
                                       -----------------------------------------
                                       Name: Charles Y. Lee
                                       Title: Vice President


                                    By: /s/ Boris Zhuravel
                                       -----------------------------------------
                                       Name: Boris Zhuravel
                                       Title: Vice President

                                  Exhibit Index


Item 601(a) of                                             Paper (P) or
Regulation S-K                                             Electronic
Exhibit No.     Description                                (E)
-----------     -----------                                ---

1.1             Underwriting Agreement                     E

4.1             Pooling and Servicing Agreement            E

99.1            CGMRC Mortgage Loan Purchase Agreement     E

99.2            GACC Mortgage Loan Purchase Agreement      E

99.3            Artesia Mortgage Loan Purchase Agreement   E

99.4            SunTrust Mortgage Loan Purchase            E
                Agreement

99.5            CWCapital Mortgage Loan Purchase           E
                Agreement